                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          __________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________



        Date of Report (Date of earliest event reported)  April 15, 1997
                                                          --------------

                             AUTOTOTE CORPORATION
                             --------------------
            (Exact name of registrant as specified in its charter)


          Delaware                                            81-0422894
         --------                                             ----------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)



                                    0-13063
                                    -------
                           (Commission File Number)

                             750 Lexington Avenue
                                  25th Floor
                          New York, New York   10022
                   (Address of principal executive offices)
                                  (Zip Code)



      Registrant's telephone number, including area code (212) 754-2233.
                                                         --------------

ITEM 2.  Acquisition or Disposition of Assets

     Disposition of the Tele Control Group
     -------------------------------------

     (i) General
         -------

     Pursuant to a Stock Purchase Agreement dated as of April 15, 1997 (the "Agreement") among Scientific Games Holdings Corp. (the "Purchaser") and Autotote Corporation ("the Company") the Company sold all issued and outstanding shares of Tele Control Kommunikations und Computersysteme Aktien Gesellschaft ("Tele Control") to the Purchaser.

     Under the Purchase Agreement, at closing, the Company received $25,000,000 in consideration for the shares. The sales price is subject to an upward adjustment of up to $1.6 million based on the closing date balance sheet, among other items. The terms of the Agreement were negotiated by the Company and the Purchaser on an arms length basis. Concurrently at closing, the Company provided the Purchaser with a letter of credit (the "Letter of Credit") in the amount of $2,500,000 to secure certain contingent obligations of the Company under the Agreement. The Letter of Credit reduces to zero in specified amounts and on specified dates over a period of 545 days.

     The Agreement also grants the Purchaser the right to license and purchase the Company's terminals for use in lottery applications. The Purchaser also will have the right of first refusal to purchase the Company's remaining lottery
business.   The Company, however, has no plans to sell this business at the present time and remains committed to serving the North American lottery market and its existing customers.

     (ii) Description of Tele Control
          ----------------------------

     Tele Control develops high volume transaction processing programs principally for on-line lotteries and other wagering applications and to a lesser extent for banking and credit card applications and provides related software support. The assets of Tele Control include computer software and systems, furniture and fixtures, interests in contracts and leases, trademarks, cash and other miscellaneous assets.

ITEM 7.   Financial Statements and Exhibits.

     (a) Pro Forma Financial Information
         --------------------------------

     Set forth below are the following unaudited pro forma financial statements:

1. Pro Forma Condensed Consolidated Balance Sheet as of January 31, 1997.

2. Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended January 31, 1997.

3. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended October 31, 1996.

4. Notes to Pro Forma Condensed Consolidated Financial Statements.

     (b) Exhibits.
         --------

     10.27 Stock Purchase Agreement between the Company and Scientific Games Holdings Corp. dated April 15, 1997.

     10.28     Press Release, dated April 16, 1997.

                   PRO FORMA CONDENSED FINANCIAL STATEMENTS

          The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended January 31, 1997 and the twelve months ended October 31, 1996 and the unaudited Pro Forma Condensed Consolidated Balance Sheet at January 31, 1997 were prepared to illustrate the estimated effects on the Company of the disposition of Tele Control. The Pro Forma Condensed Consolidated Financial Statements assume the Tele Control disposition occurred on November 1, 1995 in the case of the statements of operations and on January 31, 1997 in the case of the balance sheet.

          The Pro Forma Condensed Consolidated Financial Statements have been presented for informational purposes only and do not purport to indicate what the Company's results of operations or financial position would have been if the transaction had in fact occurred on the dates indicated or to project the Company's results of operations for any future period or any future date.

          The unaudited pro forma adjustments are based upon available information and upon certain assumptions stated in the notes thereto that the Company believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the Consolidated Financial Statements of the Company and the notes thereto included in the Company's 1996 Annual Report on Form 10-K.

                             AUTOTOTE CORPORATION
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                (In Thousands)


                                                                                January 31, 1997
                                                   -----------------------------------------------------------------------------
                                                       Consolidated              Tele              Pro Forma       Pro Forma
                                                        AUTOTOTE ( a)         Control (b)         Adjustments     Consolidated
                                                       --------------      ----------------       -----------     ------------
Current assets
     Accounts receivable                                 $ 20,263               6,362                                  13,901
     Other current assets                                  19,005               4,777               25,000  (c)        13,905
                                                                                                   (25,000) (d)
                                                                                                      (323) (f)
                                                         --------             -------              -------            -------
Total current assets                                       39,268              11,139                 (323)            27,806
                                                         --------             -------              -------            -------

Property and equipment, net                                90,844               1,663                                  89,181
Goodwill, net of amortization                              19,594              11,361                                   8,233
Other assets and investments                               36,749               5,792                                  30,957
                                                         --------             -------              -------            -------
Total assets                                             $186,455              29,955                 (323)           156,177
                                                         --------             -------              -------            -------

Current liabilities
     Accrued liabilities                                 $ 20,448                 648                2,750  (e)        22,550
     Other current liabilities                             24,365               2,254               (3,000) (d)        19,111
                                                         --------             -------              -------            -------
     Total current liabilities                             44,813               2,902                 (250)            41,661
                                                         --------             -------              -------            -------

Other long-term liabilities                                 9,249               4,742                                   4,507
Long-term debt, excluding current installments            117,448                   -              (22,000) (d)        95,448
Long-term debt, convertible subordinated debentures        40,000                   -                                  40,000
                                                         --------             -------              -------            -------
Total liabilities                                         211,510               7,644              (22,250)           181,616
                                                         --------             -------              -------            -------
Stockholders' equity (deficit)                            (25,055)             22,311               21,927            (25,439)
                                                         --------             -------              -------            -------
Total liabilities and stockholders' deficit              $186,455              29,955                 (323)           156,177
                                                         --------             -------              -------            -------


Notes to Pro Forma Condensed Consolidated Balance Sheet at January 31, 1997
                                  (Unaudited)

(a) Derived from unaudited consolidated financial statements at January 31, 1997.
(b)  Derived from unaudited Tele Control financial statements at January 31,
     1997.
(c) Represents the proceeds received from Scientific Games Holdings Corp. in accordance with the Agreement.
(d) Represents the utilization of sale proceeds to pay down portions of current and long-term debt.
(e) To record a reserve for contingent obligations and professional fees associated with the sale of Tele Control.
(f)  To record tax expenses incurred on the sale of Tele Control.

                             AUTOTOTE CORPORATION
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                   (In Thousands, Except Per Share Amounts)

                                                                    For the Three Months Ended January 31, 1997
                                                    ------------------------------------------------------------------------

                                                         Consolidated          Tele          Pro Forma         Pro Forma
                                                          AUTOTOTE (a)       Control (b)    Adjustments       Consolidated
                                                         -----------        -----------     -----------       ------------
Operating revenues:
     Services                                               $31,420            2,698                              28,722
     Sales                                                    4,095              958                               3,137
                                                            -------            -----                              ------
                                                             35,515            3,656                              31,859
                                                            -------            -----                              ------
Operating expenses:
     Services                                                18,742            1,024                              17,718
     Sales                                                    2,813              375                               2,438
                                                            -------            -----                              ------
                                                             21,555            1,399                              20,156
                                                            -------            -----                              ------
Total gross profit                                           13,960            2,257                              11,703
                                                            -------            -----                              ------

Selling, general and administrative expenses                  7,538              193                               7,345
Depreciation and amortization                                 9,709            1,668                               8,041
                                                            -------            -----                              ------
     Operating loss                                          (3,287)             396                              (3,683)
Interest expense and other deductions                         3,741              (52)           (512) (c)          3,281
                                                            -------            -----          ------              ------
Loss before income tax expense                               (7,028)             448             512              (6,964)
Income tax expense                                              395              334                                  61
                                                            -------            -----          ------              ------
Net loss                                                    $(7,423)             114             512              (7,025)
                                                            =======            =====          ======              ======

Net loss per share                                          $( 0.23)                                              ( 0.21)
                                                            =======                                               ======

Shares used in computing net loss per share                  32,734                                               32,734
                                                            =======                                               ======

Notes to Pro Forma Condensed Consolidated Statement of Operations for the three months ended January 31, 1997 (Unaudited)

(a) Derived from unaudited consolidated financial statements for the three months ended January 31, 1997.
(b) Derived from unaudited Tele Control financial statements for the three months ended January 31, 1997.
(c) Represents the reduction in interest expense resulting from the utilization of the proceeds received from the sale of Tele Control to pay down portions of current and long term-debt.

                             AUTOTOTE CORPORATION
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                   (In Thousands, Except Per Share Amounts)


                                                                  For the Year Ended October 31, 1996
                                                 -------------------------------------------------------------------

                                                   Consolidated        Tele            Pro Forma         Pro Forma
                                                    AUTOTOTE (a)     Control (b)      Adjustments      Consolidated
                                                   -------------    -----------       -----------      ------------
Operating revenues:
     Services                                        $137,794         10,625                               127,169
     Sales                                             38,441         16,501                                21,940
                                                     --------         ------                               -------
                                                      176,235         27,126                               149,109
                                                     --------         ------                               -------
Operating expenses:
     Services                                          85,742          7,342                                78,400
     Sales                                             25,864         10,644                                15,220
                                                     --------         ------                               -------
                                                      111,606         17,986                                93,620
                                                     --------         ------                               -------
Total gross profit                                     64,629          9,140                                55,489
                                                     --------         ------                               -------

Selling, general and administrative expenses           32,853          2,327                                30,526

Depreciation and amortization                          40,853          5,564                                35,289
Restructuring gain                                       (649)             -                                  (649)
                                                     --------         ------                               -------
     Operating loss                                    (8,428)         1,249                                (9,677)
Interest expense and other deductions                  23,324           (143)         (1,992) (c)           21,475
                                                     --------         ------          ------               -------
Loss before income tax expense                        (31,752)         1,392           1,992               (31,152)
Income tax expense                                      2,443          1,309                                 1,134
                                                     --------         ------          ------               -------
Net loss                                             $(34,195)            83           1,992               (32,286)
                                                     ========         ======          ======               =======

Net loss per share                                    $( 1.09)                                              ( 1.03)
                                                     ========                                              =======

Shares used in computing net loss per share            31,305                                               31,305
                                                     ========                                              =======

   Notes to Pro Forma Condensed Consolidated Statement of Operations for the
                    year ended October 31, 1996 (Unaudited)

(a) Derived from audited consolidated financial statements for the year ended October 31, 1996.
(b) Derived from unaudited Tele Control financial statements for the year ended October 31, 1996.
(c) Represents the reduction in interest expense resulting from the utilization of the proceeds received from the sale of Tele Control to pay down portions of current and long-term debt.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 30, 1997



                              AUTOTOTE CORPORATION
                              --------------------
                                  (Registrant)


                              By:  /s/ William Luke
                                   ----------------
                              Name:    William Luke
                              Title:   Vice President & Chief Financial Officer